                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-0547

                             SCUDDER TECHNOLOGY FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 617-295-2572
                                                            ------------

                   John Millette, Vice President and Secretary
                             Scudder Technology Fund
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Technology Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Technology Fund	Nasdaq Symbol	CUSIP Number
Class A	KTCAX	81123F-108
Class B	KTCBX	81123F-207
Class C	KTCCX	81123F-306
Institutional Class	KTCIX	81123F-504

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Technology Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	11.11%	-17.67%	-32.36%	-3.10%	9.29%
Class B	10.68%	-18.47%	-33.01%	-4.07%	8.20%(a)
Class C	10.76%	-18.42%	-32.94%	-3.93%	8.36%(a)
S&P 500 Index++	4.48%	-13.31%	-12.97%	-2.43%	9.66%
Goldman Sachs Technology Composite Index+++	10.30%	-19.33%	-34.93%	-5.76%	N/A**

Scudder Technology Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class***
Class I+	11.49%	-17.34%	-32.11%	-2.74%	5.19%
S&P 500 Index++	4.48%	-13.31%	-12.97%	-2.43%	8.61%
Goldman Sachs Technology Composite Index+++	10.30%	-19.33%	-34.93%	-5.76%	N/A**

Scudder Technology Fund	6-Month*	Life of Class****
Institutional Class+	11.38%	1.73%
S&P 500 Index++	4.48%	1.33%
Goldman Sachs Technology Composite Index+++	10.30%	10.40%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value: 4/30/03	$ 8.20	$ 7.15	$ 7.31	$ 8.44	$ 8.22
10/31/02	$ 7.38	$ 6.46	$ 6.60	$ 7.57	$ 7.38

Class A Lipper Rankings - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	83	of	345	24
3-Year	42	of	187	23
5-Year	24	of	80	30
10-Year	8	of	15	50

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Technology Fund - Class A(c) [] S&P 500 Index+

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year	Life of Class***
Class A(c)	Growth of $10,000	$7,760	$2,917	$8,051	$22,915	-
	Average annual total return	-22.40%	-33.68%	-4.24%	8.65%	-
Class B(c)	Growth of $10,000	$7,908	$2,955	$8,066	$21,994	-
	Average annual total return	-20.92%	-33.39%	-4.21%	8.20%	-
Class C(c)	Growth of $10,000	$8,077	$2,985	$8,102	$22,095	-
	Average annual total return	-19.23%	-33.17%	-4.12%	8.25%	-
Class I+	Growth of $10,000	$8,266	$3,129	$8,702	-	$14,861
	Average annual total return	-17.34%	-32.11%	-2.74%	-	5.19%
S&P 500 Index++	Growth of $10,000	$8,669	$6,592	$8,844	$25,149	$19,103
	Average annual total return	-13.31%	-12.97%	-2.43%	9.66%	8.61%
Goldman Sachs Technology Composite Index+++	Growth of $10,000	$8,067	$2,756	$7,433	N/A**	N/A**
	Average annual total return	-19.33%	-34.93%	-5.76%	N/A**	N/A**

The growth of $10,000 is cumulative.

Notes to Performance Summary

** Index began on August 29, 1996.
*** Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
****Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Technology Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Class I and Institutional Class shares are not subject to sales charge.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
+++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

In the following interview, Portfolio Managers Jonathan Wild, Stephen Scott, Anne Meisner and Lanette Donovan discuss the fund's performance, strategy and market environment for its most recent semiannual period ended April 30, 2003.

Q: How did Scudder Technology Fund perform over its most recent semiannual period?

A: It proved to be a good stretch for Scudder Technology Fund, which rose 11.11% (Class A shares unadjusted for sales charge) for the six months ended April 30, 2003. (Please see pages 3 through 5 for performance of other share classes.) The past half year can best be described as hurry up, wait and then hurry some more. At the beginning of the period in November 2002, technology stocks rallied as investors began to commit to companies that either appeared undervalued or were beginning to meet reduced earnings expectations. However, as diplomacy over the Iraq crisis deteriorated into war and economists sifted through weak US macro data, the technology sector, along with most of the broader market, found itself in a holding pattern for most of the first quarter. As the war in Iraq came to a fairly quick and successful conclusion, technology along with the broader stock market rallied through the month of April. For the six-month period, the fund (Class A shares) outperformed both its benchmarks. The Goldman Sachs Technology Composite Index returned 10.30%, and the S&P 500 Index returned 4.48%. The fund also outpaced the 10.45% average return of its peers in the Lipper Science & Technology Funds category.*

* The Lipper Science & Technology Funds category represents funds that invest at least 65% of their equity portfolio in science and technology stocks.

Q: What drove stock performance in the technology sector over the last six months?

A: The last six months included the latter part of the fourth quarter, which is traditionally the strongest season for technology across the board because so many consumers buy electronics for the holidays. In addition, we had a situation in which technology companies had sufficiently toned down their financial forecasts and were able to set realistic investor expectations regarding revenue and earnings per share for both the fourth quarter 2002 and first quarter 2003. What we saw consistently across sectors is that companies slightly exceeded fourth-quarter expectations. More important, they turned out a good fourth quarter despite the continuing lackluster spending environment. In the first quarter as well, many companies met or exceeded expectations - and this occurred across the board from storage software to semiconductors. A combination of earnings surprises and a generally optimistic outlook for the June quarter continued to add to the sector's return toward the end of the period. However, we need to offer one cautionary note: Despite the recent rally, we have seen information-technology-demand surveys actually inch downward, which could indicate flat to negative spending overall in 2004.

Q: What subsectors or holdings added to performance?

A: The top two contributing subsectors were peripherals, which provided 107 basis points of outperformance, and semiconductors, which contributed 69 basis points of outperformance during the period. Within peripherals, most of the gain came from EMC, rising 78% for the period, compared with a rise of approximately 10% for the benchmark. Looking at semiconductors, overweights in programmable logic devices and analog companies, such as Xilinx, Altera and Analog Devices, added to performance. These stocks were attractive partially because of their diverse end markets.

Top Five Positive Contributors to Performance 10/31/02 to 4/30/03
Company	Industry	Change in portfolio position 10/31/02 to 4/30/03
NetScreen Technologies, Inc.	Communications Equipment	Decrease from 1.2% to 1.0%
EMC Corp.	Computers and peripherals	Increase from 2.2% to 3.4%
BEA Systems Inc.	Software	Decrease from 1.9% to 0.4%
Amdocs	Software	Decrease from 0.6% to 0.0%
VERITAS Software Corp.	Software	Increase from 1.0% to 1.9%

Source: Deutsche Asset Management
Past performance is no guarantee of future results.

Q: What subsectors or holdings detracted from performance?

A: What hurt from a subsector perspective was an underweight in communications equipment, which shaved away 88 basis points from performance. In the case of communications equipment, it wasn't what we owned but what we didn't own that hurt us. At the beginning of the period, Corning seemed to offer few prospects following the implosion of the fiber-optic market. Despite the dramatic fall in demand for its products, Corning managed to turn things around somewhat and reduce its debt by selling one of its businesses. As a result, its stock price jumped in expectation of recovery. We still don't hold the stock because we think the share price has more than outpaced a realistic turnaround for Corning. On the flip side of the coin, an overweight in Microsoft hurt performance. There were two negative factors at work. First, the company offered fairly conservative guidance, scaring off investors. Second, super large stocks have fallen on the wrong side of the scale, as smaller technology companies are currently faring better than the big names. The fund was hurt also by an overweight in Concord EFS, as questions about the company's business model weighed down the stock.

Top Five Negative Contributors to Performance 10/31/02 to 4/30/03
Company	Industry	Change in portfolio position 10/31/02 to 4/30/03
Concord EFS, Inc.	Commercial Services and Supplies	Decrease from 1.5% to 0.5%
Microsoft Corp.	Software	Decrease from 11.0% to 8.1%
Cisco Systems, Inc.	Communications equipment	Increase from 5.1% to 6.6%
Chorum Technologies, Inc.	Commercial Services and Supplies	Decrease from 0.3% to 0.2%
Micron Technology, Inc.	Semiconductor Equipment and Products	Decrease from 1.0% to 0.4%

Source: Deutsche Asset Management
Past performance is no guarantee of future results.

Q: What's happening with Internet stocks?

A: The surviving Internet stocks seem to be coming of age in the sense that the survivors are seeing a sharp rise in the number of users willing to pay for their services. In other words, they are starting to see their business models pan out. The auction site eBay is a good example of this. The company has seen strong growth in the number of users, as well as a propensity by those users to purchase a bit more. So it has seen a strong increase in revenue growth, whereas the cost to run its data centers has not increased appreciably. Yahoo is another example of a company that has been effectively mining its large user base. Although its users are accustomed to getting services for nothing, Yahoo is incrementally getting more of them to subscribe to paid services. Premium e-mail with added memory is one example. Not only has Yahoo been successful at mining its user base, it's also fine-tuning its advertising model in a way that literally brings buyers and sellers together. For example, let's say you sell tropical plants. You can pay Yahoo for your company to appear at the top of its results list during a search. When users interested in tropical plants run a search through Yahoo, your company's name and link will be the first they see. Those are a couple of examples of the Internet coming of age. Both eBay and Yahoo contributed positively to the fund during the period.

Q: Overall, what was Scudder Technology Fund's tactical positioning this past half year?

A: As always, our overriding strategy centers on stock selection. We continue to conduct in-depth research to select a diverse portfolio of technology companies that have robust and sustainable earnings growth, large and growing markets, leading products and services, and strong balance sheets. That said, we do manage the fund with several additional strategies in mind. Despite the volatility in technology over the past three years, we're committed to being fully invested. We understand that when investors buy shares of our fund, they want to be invested in technology. Second, we generally take a defensive posture within the fund. Even though it hurt us to be underweight in communications equipment when stocks such as Nortel rallied sharply, we still believe this subsector is not out of the woods. On the other hand, we've overweighted semiconductor companies, such as Xilinx, Altera and Analog Devices, because many of these companies are not limited to one or two end markets. As we said earlier, we are primarily about stock selection. We try to reflect companies whose numbers appear to be supported by what the company has accomplished on its own. We also have an eye out for turnaround stories with strong upside potential.

Finally, there has been a high correlation in the performance of stocks within subsectors. However, as markets improve and individual company fundamentals take center stage, we believe the bottom-up stock selection process that our team brings to the table should provide an edge.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Asset Allocation	4/30/03	10/31/02

Common Stocks	97%	96%
Cash Equivalents	2%	2%
Other	1%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Information Technology	85%	85%
Consumer Discretionary	8%	7%
Industrials	4%	6%
Financials	3%	1%
Other	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (51.5% of Portfolio)
1. International Business Machines Corp. Manufacturer of computers and provider of information processing services	9.2%
2. Microsoft Corp. Developer of computer software	8.1%
3. Cisco Systems, Inc. Developer of computer network products	6.6%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	6.1%
5. Dell Computer Corp. Developer and manufacturer of personal computers	4.6%
6. AOL Time Warner, Inc. Provider of multiple media sources	4.5%
7. EMC Corp. Provider of enterprise storage systems, software, networks and services	3.4%
8. Oracle Corp. Provider of database management software	3.3%
9. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	3.0%
10. eBay, Inc. Provider of online auction services	2.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 8.2%
Internet & Catalog Retailing 3.7%
Amazon.com, Inc.*	440,300	12,632,207
eBay, Inc.*	371,350	34,502,128
		47,134,335
Media 4.5%
AOL Time Warner, Inc.*	4,170,000	57,045,600
Financials 0.0%
Diversified Financials
W.R. Hambrecht & Co.*	140,000	7,000
Health Care 0.1%
Health Care Equipment & Supplies
Cardiac Science, Inc.*	143,302	304,373
Therasense, Inc.*	86,100	681,051
		985,424
Industrials 4.1%
Commercial Services & Supplies
Automatic Data Processing, Inc.	411,000	13,821,930
Chorum Technologies, Inc.*	7,879,747	2,954,905
Concord EFS, Inc.*	467,700	6,468,291
First Data Corp.	481,600	18,893,168
Paychex, Inc.	318,200	9,911,930
		52,050,224
Information Technology 83.0%
Communications Equipment 12.0%
Brocade Communications Systems, Inc.*	350,600	2,019,456
Cisco Systems, Inc.*	5,624,389	84,365,835
Motorola, Inc.	2,250,900	17,804,619
NetScreen Technologies, Inc.*	608,970	12,349,912
Nokia Oyj (ADR)	782,800	12,970,996
Nortel Networks Corp.*	2,599,912	6,707,773
QUALCOMM, Inc.	526,600	16,788,008
		153,006,599
Computers & Peripherals 21.5%
Dell Computer Corp.*	2,028,500	58,785,930
EMC Corp.*	4,768,800	43,348,392
Hewlett-Packard Co.	2,309,209	37,640,107
International Business Machines Corp.	1,377,100	116,915,790
Lexmark International, Inc.*	145,900	10,871,009
Sun Microsystems, Inc.*	2,184,079	7,229,301
		274,790,529
Electronic Equipment & Instruments 1.6%
Agilent Technologies, Inc.*	392,900	6,294,258
Jabil Circuit, Inc.*	221,800	4,147,660
Solectron Corp.*	3,072,900	9,802,551
		20,244,469
Internet Software & Services 1.2%
Yahoo!, Inc.*	625,300	15,488,681
IT Consulting & Services 4.7%
Accenture Ltd. "A"*	547,800	8,775,756
Affiliated Computer Services, Inc. "A"*	246,300	11,748,510
Computer Sciences Corp.*	798,200	26,300,690
Electronic Data Systems Corp.	309,200	5,611,980
SunGard Data Systems, Inc.*	341,100	7,333,650
		59,770,586
Office Electronics 0.0%
Autobytel, Inc.*	9,213	35,470
Semiconductor Equipment & Products 22.3%
Agere Systems, Inc. "A"*	26,759	47,899
Agere Systems, Inc. "B"*	656,718	1,122,988
Altera Corp.*	1,253,900	19,824,159
Analog Devices, Inc.*	864,600	28,635,552
Applied Materials, Inc.*	1,042,000	15,234,040
ASML Holding NV*	549,700	4,842,857
Broadcom Corp. "A"*	546,500	9,776,885
Integrated Device Technology, Inc.*	549,900	5,663,970
Intel Corp.	4,219,700	77,515,889
KLA-Tencor Corp.*	413,100	16,937,100
Linear Technology Corp.	355,600	12,246,864
Maxim Integrated Products, Inc.	325,273	12,792,987
Microchip Technology, Inc.	252,600	5,254,080
Micron Technology, Inc.*	605,900	5,150,150
Novellus Systems, Inc.*	350,400	9,821,712
STMicroelectronics NV (New York shares)	609,000	12,539,310
Texas Instruments, Inc.	1,382,900	25,569,821
Xilinx, Inc.*	767,600	20,763,580
		283,739,843
Software 19.7%
Activision, Inc.*	263,000	4,023,900
Adobe Systems, Inc.	91,600	3,162,948
BEA Systems, Inc.*	430,909	4,610,726
BMC Software, Inc.*	402,600	6,006,792
Computer Associates International, Inc.	546,300	8,871,912
Electronic Arts, Inc.*	304,400	18,002,216
Intuit, Inc.*	183,393	7,119,316
Microsoft Corp.	4,056,756	103,690,683
Oracle Corp.*	3,526,500	41,894,820
Siebel Systems, Inc.*	441,900	3,826,854
Symantec Corp.*	269,700	11,853,315
Synopsys Ltd.*	106,600	5,181,826
TIBCO Software, Inc.*	1,781,600	8,783,288
VERITAS Software Corp.*	1,100,350	24,284,725
		251,313,321
Other 1.7%
iShares Goldman Tech Index Fund*	673,900	22,205,005
Total Common Stocks (Cost $1,588,377,319)		1,237,817,086

Preferred Stock 0.0%
Information Technology
Software
Planetweb, Inc. "E"* (Cost $9,999,998)	1,838,235	44,118

	Principal Amount ($)	Value ($)

Other Investments 1.2%
Alloy Ventures 2000 LP (3.0% limited partnership interest)*	-	3,324,000
Asset Management Association 1996 LP (2.5% limited partnership interest)*	-	1,466,200
Asset Management Association 1998 LP (3.5% limited partnership interest)*	-	3,864,900
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)*	-	402,200
GeoCapital III LP (5.0% limited partnership interest)*	-	234,600
GeoCapital IV LP (2.9% limited partnership interest)*	-	1,304,400
Management I LP (3.6% limited partnership interest)*	-	442,000
Management III LP (1.2% limited partnership interest)*	-	1,511,125
Med Venture Associates II LP (6.1% limited partnership interest)*	-	320,000
Med Venture Associates III LP (2.7% limited partnership interest)*	-	1,453,485
Sevin Rosen Fund V (2.8% limited partnership interest)*	-	313,500
Total Other Investments (Cost $20,807,004)		14,636,410

Convertible Bonds 0.2%
Information Technology
Software
NVIDIA Corp., 4.75%, 10/15/2007 (Cost $2,400,000)	2,400,000	2,316,000

	Shares	Value ($)

Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $18,769,714)	18,769,714	18,769,714
Total Investment Portfolio - 100.0% (Cost $1,640,354,035) (a)		1,273,583,328

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,670,632,153. At April 30, 2003, net unrealized depreciation for all securities based on tax cost was $397,048,825. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $106,864,932 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $503,913,757.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Alloy Ventures 2000 LP	April 2000 to December 2002	3,619,304	3,324,000	0.26
Asset Management Association 1996 LP	June 1996 to July 2000	1,691,465	1,466,200	0.11
Asset Management Association 1998 LP	December 1998 to November 2001	2,816,280	3,864,900	0.30
Crosspoint Venture Partners 1993 LP	April 1993 to November 1998	318,036	402,200	0.03
GEO Capital III LP	December 1993 to December 1996	1,070,773	234,600	0.02
GEO Capital IV LP	April 1996 to March 2000	2,505,719	1,304,400	0.10
Management I LP	October 1997 to August 2000	1,889,204	442,000	0.04
Management III LP	November 2000 to April 2003	1,925,000	1,511,125	0.12
Med Venture Associates II LP	May 1996 to January 2002	1,146,134	320,000	0.03
Med Venture Associates III LP	September 1998 to February 2003	1,474,213	1,453,485	0.11
Chorum Technologies, Inc.	September 2001 to December 2001	12,450,000	2,954,905	0.23
Sevin Rosen Fund V LP	April 1996 to June 2001	2,350,876	313,500	0.02
Planetweb, Inc. preferred stock	September 2000	5.44 per share	44,118	0.00
W.R. Hambrecht & Co.	March 2000	50.00 per share	7,000	0.00
Total Restricted Securities			17,642,433	1.37

These securities have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. These securities represent non-listed and venture backed start-up businesses. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options VERITAS Software Corp.	2,076	5/20/2003	20	487,860

Put Options VERITAS Software Corp.	7,428	6/23/2003	17.5	222,840
Total outstanding written options (Premiums received $490,642)				710,700

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $1,640,354,035)	$ 1,273,583,328
Receivable for investments sold	16,214,603
Dividends receivable	85,725
Interest receivable	5,139
Receivable for Fund shares sold	987,179
Foreign taxes recoverable	7,882
Total assets	1,290,883,856
Liabilities
Payable for Fund shares redeemed	2,723,148
Written options, at value (premiums received $490,642)	710,700
Accrued management fee	507,208
Other accrued expenses and payables	1,293,814
Total liabilities	5,234,870
Net assets, at value	$ 1,285,648,986
Net Assets
Net assets consist of: Accumulated net investment loss	(6,590,396)
Net unrealized appreciation (depreciation) on:
Investments	(366,770,707)
Written options	(220,058)
Accumulated net realized gain (loss)	(1,257,539,218)
Paid-in capital	2,916,769,365
Net assets, at value	$ 1,285,648,986

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($951,820,231 / 116,007,229 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$ 8.20
Maximum offering price per share (100 / 94.25 of $8.20)	$ 8.70
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($262,843,761 / 36,762,337 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.15
Class C
Net Asset Value and redemption price per share (subject to contingent deferred sales charge) ($70,201,564 / 9,604,083 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.31
Maximum offering price per share (100 / 99.00 of $7.31)	$ 7.38
Class I Net Asset Value, offering and redemption price per share ($782,411 / 92,656 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.44
Institutional Class Net Asset Value, offering and redemption price per share ($1,019 / 124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $25,832)	$ 2,176,616
Interest	180,343
Total Income	2,356,959
Expenses: Management fee	3,450,559
Administrative fee	2,699,068
Distribution service fees	2,746,287
Trustees' fees and expenses	31,259
Other	13,969
Total expenses, before expense reductions	8,941,142
Expense reductions	(465)
Total expenses, after expense reductions	8,940,677
Net investment income (loss)	(6,583,718)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(247,249,336)
Written options	3,151,567
(244,097,769)
Net unrealized appreciation (depreciation) during the period on: Investments	382,323,249
Written options	(764,382)
381,558,867
Net gain (loss) on investment transactions	137,461,098
Net increase (decrease) in net assets resulting from operations	$ 130,877,380

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income (loss)	$ (6,583,718)	$ (16,685,206)
Net realized gain (loss) on investment transactions	(244,097,769)	(752,770,078)
Net unrealized appreciation (depreciation) on investment transactions during the period	381,558,867	161,365,989
Net increase (decrease) in net assets resulting from operations	130,877,380	(608,089,295)
Fund share transactions: Proceeds from shares sold	127,224,401	600,119,759
Cost of shares redeemed	(202,221,799)	(913,537,839)
Net increase (decrease) in net assets from Fund share transactions	(74,997,398)	(313,418,080)
Increase (decrease) in net assets	55,879,982	(921,507,375)
Net assets at beginning of period	1,229,769,004	2,151,276,379
Net assets at end of period (including accumulated net investment loss of $6,590,396 and $6,678, respectively)	$ 1,285,648,986	$ 1,229,769,004

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.38	$ 10.80	$ 29.18	$ 21.29	$ 11.77	$ 13.13
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.07)	(.06)	(.09)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.85	(3.35)	(15.74)	9.92	10.65	.82
Total from investment operations	.82	(3.42)	(15.80)	9.83	10.59	.78
Less distributions from: Net realized gains on investment transactions	-	-	(2.58)	(1.94)	(1.07)	(2.14)
Net asset value, end of period	$ 8.20	$ 7.38	$ 10.80	$ 29.18	$ 21.29	$ 11.77
Total Return (%)[c]	11.11**	(31.67)[e]	(57.51)	47.06	94.71	8.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	952	885	1,521	3,711	2,233	1,084
Ratio of expenses before expense reductions (%)	1.17*	.97	1.04[d]	1.00	.93	.92
Ratio of expenses after expense reductions (%)	1.17*	.97	1.03[d]	.99	.93	.92
Ratio of net investment income (loss) (%)	(.79)*	(.66)	(.40)	(.30)	(.38)	(.37)
Portfolio turnover rate (%)	29*	60	96	59	59	146
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 6.46	$ 9.55	$ 26.46	$ 19.62	$ 11.03	$ 12.54
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.14)	(.19)	(.36)	(.22)	(.14)
Net realized and unrealized gain (loss) on investment transactions	.75	(2.95)	(14.14)	9.14	9.88	.77
Total from investment operations	.69	(3.09)	(14.33)	8.78	9.66	.63
Less distributions from: Net realized gains on investment transactions	-	-	(2.58)	(1.94)	(1.07)	(2.14)
Net asset value, end of period	$ 7.15	$ 6.46	$ 9.55	$ 26.46	$ 19.62	$ 11.03
Total Return (%)[c]	10.68**	(32.36)[e]	(57.90)	45.49	92.59	7.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	263	264	494	1,307	465	127
Ratio of expenses before expense reductions (%)	2.20*	1.94	2.01[d]	1.87	1.92	1.85
Ratio of expenses after expense reductions (%)	2.20*	1.94	1.96[d]	1.86	1.92	1.85
Ratio of net investment income (loss) (%)	(1.82)*	(1.63)	(1.33)	(1.30)	(1.37)	(1.30)
Portfolio turnover rate (%)	29*	60	96	59	59	146
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 6.60	$ 9.75	$ 26.91	$ 19.91	$ 11.17	$ 12.64
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.13)	(.18)	(.35)	(.21)	(.14)
Net realized and unrealized gain (loss) on investment transactions	.77	(3.02)	(14.40)	9.29	10.02	.81
Total from investment operations	.71	(3.15)	(14.58)	8.94	9.81	.67
Less distributions from: Net realized gains on investment transactions	-	-	(2.58)	(1.94)	(1.07)	(2.14)
Net asset value, end of period	$ 7.31	$ 6.60	$ 9.75	$ 26.91	$ 19.91	$ 11.17
Total Return (%)[c]	10.76**	(32.31)[e]	(57.85)	45.72	92.68	7.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	65	111	255	73	18
Ratio of expenses before expense reductions (%)	2.14*	1.84	1.94[d]	1.76	1.82	1.81
Ratio of expenses after expense reductions (%)	2.14*	1.84	1.89[d]	1.75	1.82	1.81
Ratio of net investment income (loss) (%)	(1.76)*	(1.53)	(1.26)	(1.22)	(1.27)	(1.26)
Portfolio turnover rate (%)	29*	60	96	59	59	146
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Class I
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.57	$ 11.05	$ 29.67	$ 21.54	$ 11.86	$ 13.19
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.04)	(.01)	-	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.88	(3.44)	(16.03)	10.07	10.77	.83
Total from investment operations	.87	(3.48)	(16.04)	10.07	10.75	.81
Less distributions from: Net realized gains on investment transactions	-	-	(2.58)	(1.94)	(1.07)	(2.14)
Net asset value, end of period	$ 8.44	$ 7.57	$ 11.05	$ 29.67	$ 21.54	$ 11.86
Total Return (%)	11.49**	(31.49)[d]	(57.33)	47.62	95.39	8.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.8	15	25	59	34	19
Ratio of expenses before expense reductions (%)	.68*	.65	.68[c]	.70	.65	.67
Ratio of expenses after expense reductions (%)	.68*	.65	.68[c]	.69	.64	.67
Ratio of net investment income (loss) (%)	(.30)*	(.34)	(.05)	(.01)	(.09)	(.12)
Portfolio turnover rate (%)	29*	60	96	59	59	146
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .68% and .68%, respectively.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Institutional Class
	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.38	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.01
Net realized and unrealized gain (loss) on investment transactions	.86	(.71)
Total from investment operations	.84	(.70)
Net asset value, end of period	$ 8.22	$ 7.38
Total Return (%)	11.38**	(8.66)**d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1.91
Ratio of expenses (%)	.87*	.88*
Ratio of net investment income (loss) (%)	(.49)*	(.74)*
Portfolio turnover rate (%)	29*	60
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $982,408,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, ($243,805,000) and October 31, 2010 ($738,603,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (982,408,000)
Net unrealized appreciation (depreciation) on investments	$ (780,127,678)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term instruments) aggregated $180,805,213 and $269,791,892, respectively.

For the six months ended April 30, 2003, transactions for written options were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	15,522	$ 1,998,704
Options written	21,604	1,354,174
Options closed	(16,240)	(2,178,757)
Options expired	(11,382)	(683,479)
Outstanding, end of period	9,504	$ 490,642

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.425%, 0.325%, 0.10% and 0.145% of the average daily net assets for Class A, B, C, I and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.44%, 0.76%, 0.725%, 0.145% and 0.33% of the average daily net assets for Class A, B, C, I and Institutional shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and Institutional Class shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 1,658,460	$ 657,067
Class B	835,719	154,203
Class C	196,441	51,688
Class I	8,446	49
Institutional Class	2	1
	$ 2,699,068	$ 863,008

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.99%, 1.31%, 1.275%, 0.70% and 0.88% of average daily net assets for Class A, B, C, I and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 979,016	$ 148,780
Class C	251,669	41,083
	$ 1,230,685	$ 189,863

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 1,105,311	$ 222,104.24%
Class B	326,401	6,594.25%
Class C	83,890	6,113.25%
	$ 1,515,602	$ 234,811

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2003 aggregated $50,315. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended April 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $271,554 and $2,104, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2003, SDI received $11,375.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $123,351 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $465 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,218,145	$ 87,283,331	41,574,031	$ 465,363,077
Class B	3,471,511	24,023,831	9,100,403	83,357,265
Class C	1,562,164	10,920,954	3,988,754	37,748,330
Class I	616,932	4,996,285	1,348,568	13,650,087
Institutional Class	-	-	124*	1,000*
		$ 127,224,401		$ 600,119,759
Shares redeemed
Class A	(15,216,468)	$ (118,368,973)	(62,405,691)	$ (674,924,577)
Class B	(7,525,292)	(51,000,762)	(19,988,663)	(172,454,467)
Class C	(1,824,414)	(12,634,196)	(5,463,954)	(49,814,310)
Class I	(2,566,483)	(20,217,868)	(1,613,522)	(16,344,485)
		$ (202,221,799)		$(913,537,839)
Net increase (decrease)
Class A	(3,998,323)	$ (31,085,642)	(20,831,660)	$ (209,561,500)
Class B	(4,053,781)	(26,976,931)	(10,888,260)	(89,097,202)
Class C	(262,250)	(1,713,242)	(1,475,200)	(12,065,980)
Class I	(1,949,551)	(15,221,583)	(264,954)	(2,694,398)
Institutional Class	-	-	124*	1,000*
		$ (74,997,398)		$ (313,418,080)

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Technology Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ---------------------------